Exhibit 99.2


Reconciliation between originally filed
and revised filings of the investor reports for Banc One Auto Grantor Trust 1996-B


                                                            ---------------------------------------------------------------
                                                                REVISED            ORIGINAL
                                                                SEPT 96             SEPT 96              VARIANCE
                                                            ---------------------------------------------------------------
                    COLLECTIONS
                    -----------
INTEREST PAYMENTS RECEIVED                                   2,689,524.25         2,689,038.68              485.57     (3)
LIQUIDATION PROCEEDS - INTEREST                 (2)                  0.00                 0.00                0.00
RECOVERIES FROM PRIOR MONTHS                    (2)            262,754.80           193,499.74           69,255.06     (5)
                                                               ----------           ----------           ---------
TOTAL INTEREST RECEIVED                                      2,952,279.05         2,882,538.42           69,740.63

PRINCIPAL PAYMENTS RECEIVED                                 11,464,716.64        11,464,170.96              545.68     (3)
REPURCHASED LOAN PROCEEDS                                            0.00                 0.00                0.00
LIQUIDATION PROCEEDS - PRINCIPAL                                82,985.68           283,437.09         (200,451.41)    (4)
                                                                ---------           ----------        ------------
TOTAL PRINCIPAL RECEIVED                                    11,547,702.32        11,747,608.05         (199,905.73)

TOTAL COLLECTIONS                                           14,499,981.37        14,630,146.47         (130,165.10)

               DISTRIBUTABLE AMOUNTS            (1)
               ---------------------
SERVICING FEE AT 1.00%                                         219,940.79           219,827.05              113.74
CLASS A COUPON INTEREST AT 6.55%                             1,382,986.46         1,382,271.23              715.23
CLASS B COUPON INTEREST AT 6.70%                                58,945.40            58,914.91               30.49
                                                                ---------            ---------               -----
TOTAL COUPON INTEREST                                        1,441,931.86         1,441,186.14              745.72
COUPON INTEREST AND SERVICING                                1,661,872.65         1,661,013.19              859.46


TOTAL PRINCIPAL RECEIVED                                    11,547,702.32        11,747,608.05         (199,905.73)
REALIZED LOSS (GROSS-LIQUIDATION)                              682,552.13           483,156.67          199,395.46     (4)
                                                               ----------           -------             ----------
TOTAL PRINCIPAL                                             12,230,254.45        12,230,764.72             (510.27)
TOTAL COUPON INTEREST                                        1,441,931.86         1,441,186.14              745.72
TOTAL SERVICING FEE                                            219,940.79           219,827.05              113.74
                                                               ----------           ----------              ------
INTEREST, PRINCIPAL & SERVICE FEE                           13,892,127.10        13,891,777.91              349.19

                   RESERVE FUND
                   ------------
INTEREST COLLECTED                                           2,952,279.05         2,882,538.42           69,740.63
COUPON INTEREST                                             (1,441,931.86)       (1,441,186.14)            (745.72)
SERVICING FEE                                                 (219,940.79)         (219,827.05)            (113.74)
REALIZED LOSS (GROSS-LIQUIDATION)                             (682,552.13)         (483,156.67)        (199,395.46)
                                                             ------------         ------------        ------------
EXCESS CASH TO RESERVE FUND                                    607,854.27           738,368.56         (130,514.29)
RESERVE FUND BEGINNING BALANCE                               7,551,767.71         7,856,666.30         (304,898.59)
RESERVE ACCOUNT RELEASE TO SELLER                                    0.00           419,279.90         (419,279.90)
                                                                     ----           ----------        ------------
RESERVE FUND ENDING BALANCE                     (1)          8,159,621.98         8,175,754.96          (16,132.98)

                  WIRE TO TRUSTEE
                  ---------------
TOTAL COLLECTIONS                                           14,499,981.37        14,630,146.47         (130,165.10)
SERVICING FEE                                                 (219,940.79)         (219,827.05)            (113.74)
                                                             ------------         ------------            --------
OVER/(UNDER) WIRED                                          14,280,040.58        14,410,319.42          130,278.84
                                                            =============        =============          ==========

              OTHER REPORTED BALANCES
              -----------------------
RESERVE FUND INVESTMENT INCOME                  (6)             29,294.97            29,294.97                0.00
                                                                =========            =========                ====


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(4) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(5) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(6) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.